UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           August 19, 2011

HI-TECH PHARMACAL CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 19, 2011, Hi-Tech Pharmacal Co., Inc. (the “Company”) entered into a Product Transfer Agreement with Mallinckrodt LLC and Mallinckrodt Enterprises LLC (collectively, “Mallinckrodt”) pursuant to which the Company acquired from Mallinckrodt the Abbreviated New Drug Application (“ANDA”), inventory, intellectual property, marketing and distribution rights, and certain other assets, all as related to TussiCaps® (hydrocodone polistirex and chlorpheniramine polistirex) extended-release capsules.

The Company paid $11.6 million in cash (subject to certain post-closing adjustments for inventory), and depending on the competitive landscape and sales performance, may make payments of up to an additional $12.5 million over the next four years.  The purchase price includes certain intellectual property and inventory on hand.

The Company and Mallinckrodt also entered into a manufacturing agreement pursuant to which Mallinckrodt will manufacture and supply to the Company the TussiCaps product for a period of at least seven (7) years.

A copy of the Product Transfer Agreement is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 25, 2011, the Company issued a press release announcing its acquisition of certain assets related to TussiCaps®.  A copy of the press release is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

On August 25, 2011, the Company issued a press release announcing its acquisition of certain marketing and distribution rights to an ANDA filing from KVK-Tech, Inc. for dexbrompheniramine maleate 6mg/pseudoephedrine sulfate 120 mg extended release tablets.  A copy of the press release is attached as Exhibit 99.3 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1
August 19, 2011 Product Transfer Agreement assets related to TussiCaps®.  Portions of Exhibit 99.1 have been omitted pursuant to a request for confidential treatment and the non-public material has been filed separately with the Securities and Exchange Commission.

99.2	August 25, 2011 Press Release related to acquisition of certain assets related to TussiCaps®.

99.3	August 25, 2011 Press Release related to acquisition of certain assets from KVK-Tech, Inc.

SIGNATURES

Section 20. Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2011	HI-TECH PHARMACAL CO., INC.

/s/ David S. Seltzer
Name: David S. Seltzer
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1
August 19, 2011 Product Transfer Agreement assets related to TussiCaps®.  Portions of Exhibit 99.1 have been omitted pursuant to a request for confidential treatment and the non-public material has been filed separately with the Securities and Exchange Commission.

99.2	August 25, 2011 Press Release related to acquisition of certain assets related to TussiCaps®.

99.3	August 25, 2011 Press Release related to acquisition of certain assets from KVK-Tech, Inc.